                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report: (Date of Earliest Event Reported): March 30, 2004

                    CHRISKEN GROWTH AND INCOME FUND, L.P. II
             (Exact name of registrant as specified in its charter)

        Delaware                  0-20129               36-3644609
    (State or other          (Commission File         (IRS Employer
    jurisdiction of               Number)          Identification No.)
     incorporation)

                    345 North Canal Street, Chicago, IL 60606
 -----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 312-454-1626

Item 5: Other Events

On March 30, 2004, ChrisKen Growth and Income Fund, L.P. II (the "Partnership") filed a Form 15 (Certification and Notice of Termination of Registration Under
Section 12(g) of the Securities Exchange Act of 1934) pursuant to Rule 12(g)-4(a)(11) as it has less than 500 limited partners (465 limited partners) and for the past three fiscal years, has had total assets of less than $10,000,000. The Partnership's sole property has been listed with a broker for sale, and upon sale of that property, which will be conditioned upon approval of the Limited Partners, the Managing General Partner intends to commence an orderly liquidation of any remaining Partnership assets.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2004
                                    ChrisKen Growth and Income Fund, L.P. II
                                    By: ChrisKen Income Properties, Inc. II
                                    By: John F. Kennedy, President